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                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
     SUPPLEMENT DATED MARCH 9, 1998 TO THE PROSPECTUS DATED APRIL 22, 1997

    Item 5 of the Prospectus entitled "Management of the Fund" is hereby amended with the following:

    (c) Evan Harrel has been primarily responsible for the day-to-day management of the Fund's investment portfolio since February 1998. Mr. Harrel has been Vice President of the Adviser and Van Kampen American Capital Advisory Corp. since October 1996. Prior to that time, Mr. Harrel was Associate Portfolio Manager of the Adviser. Prior to May 1994, Mr. Harrel was a Vice President with Fayez Sarofim and Co.